UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2006

(Date of Earliest Event Reported)

PENN VIRGINIA GP HOLDINGS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33171	20-5116532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

General

As previously reported in a Current Report on Form 8-K filed on December 7, 2006 with the Securities and Exchange Commission (the “Commission”), Penn Virginia GP Holdings, L.P. (the “Partnership”) entered into an Underwriting Agreement on December 4, 2006 (the “Underwriting Agreement”) among PVG GP, LLC (the “General Partner”) and the Partnership and Lehman Brothers Inc., UBS Securities LLC, A.G. Edwards & Sons, Inc., RBC Capital Markets Corporation, Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc., BMO Capital Markets Corp. and Stifel, Nicolaus & Company, Incorporated (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering (the “Offering”) of 6,300,000 common units representing limited partner interests in the Partnership (“Common Units”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 945,000 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership (the “Option”). The Underwriters have given the Partnership notice of their exercise of the Option with respect to 600,000 Common Units. The Partnership expects the closing for the sale of the 600,000 Common Units underlying the Option to occur on or about December 18, 2006.

The Offering was consummated on December 8, 2006. The proceeds (net of underwriting discounts) received by the Partnership (before expenses) were approximately $109.6 million. As described in the Partnership’s final prospectus (the “Prospectus”) dated December 4, 2006 (File No. 333-135686) and filed on December 5, 2006 with the Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), the Partnership has or will use the net proceeds of the Offering to: (i) pay offering expenses estimated to be $1.9 million (excluding underwriting discounts and structuring fees); (ii) purchase from Penn Virginia Resource Partners, L.P. (“PVR”), in a private placement, 416,444 common units representing limited partner interests in PVR (“PVR Common Units”) and 3,610,383 Class B units representing limited partner interests in PVR (PVR Class B Common Units”) for an aggregate purchase price of $102.5 million; and (iii) make a capital contribution to PVR of $2.1 million to maintain the Partnership’s 2% general partner interest in PVR. The remaining $2.5 million of proceeds will be used for general Partnership purposes.

Omnibus Agreement and Non-Compete Agreement

Upon completion of the Offering, the Partnership became subject to an existing Omnibus Agreement (the “Omnibus Agreement”) among PVR, Penn Virginia Resource GP, LLC, the general partner of PVR (“PVR GP”), and certain affiliates of PVR, including Penn Virginia Corporation, that governs potential competition among PVR and the other parties to the Omnibus Agreement. The Omnibus Agreement was entered into in connection with PVR’s initial public offering in October 2001. As described in the Prospectus, pursuant to the terms of the Omnibus Agreement, for so long as PVR GP is the general partner of PVR and there has been no change of control in Penn Virginia Corporation, the Partnership is prohibited from engaging in, whether by acquisition or otherwise, the business of (i) owning, mining, processing, marketing or transporting coal; (ii) owning, acquiring or leasing coal reserves; and (iii) growing, harvesting or selling timber (“restricted business”), unless the Partnership first offers to PVR the opportunity to acquire these businesses or assets and the board of directors of PVR GP, with the concurrence of its conflicts committee, elects to cause PVR not to pursue such acquisition. In addition, under the Omnibus Agreement, the Partnership may purchase any business which includes the purchase of coal reserves, timber and/or infrastructure relating to the production or transportation of coal if the majority value of such business is not derived from owning, mining, processing, marketing or transporting coal or growing, harvesting or selling timber. If the Partnership makes any such acquisition, the Omnibus Agreement requires the Partnership to offer PVR the opportunity to purchase the coal reserves, timber or related infrastructure following the acquisition and the conflicts committee will determine whether PVR should pursue the opportunity. These restrictions do not apply to the assets and businesses retained by the Partnership at the closing of the Offering.

On December 8, 2006, in connection with the closing of the Offering, the Partnership, PVR and PVR GP entered into a Non-Compete Agreement (the “Non-Compete Agreement”). The Non-Compete Agreement is not effective until the Partnership is no longer subject to the Omnibus Agreement. As described in the Prospectus, pursuant to the Non-Compete Agreement, the Partnership will have a right of first refusal with respect to the potential acquisition of any general partner interest, and any other equity interests under common ownership with such general partner, in a publicly traded partnership, other than any partnerships engaged in the coal or timber businesses described above or the business of gathering or processing natural gas or other hydrocarbons. PVR will have a right of first refusal with respect to the potential acquisition of assets that relate to the business of (i) owning, mining, processing, marketing or transporting coal; (ii) owning, acquiring or leasing coal reserves; (iii) growing, harvesting or selling timber; and (iv) the gathering or processing of natural gas or other hydrocarbons.

Except as provided above, the Partnership and PVR’s affiliates will not be prohibited from engaging in activities that directly compete with PVR, even if the Partnership and PVR would have a conflict of interest with respect to such other business opportunity. In addition, PVR’s affiliates will not be prohibited from engaging in activities that compete directly with the Partnership.

A copy of the Omnibus Agreement is filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Non-Compete Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Third Amendment to Amended and Restated Credit Agreement

On December 11, 2006, PVR, Penn Virginia Operating Co., LLC, a wholly owned subsidiary of PVR (the “Operating Company”), and the Operating Company’s subsidiaries (the “Loan Parties”) entered into the Third Amendment (the “Credit Agreement Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of March 3, 2005 among the Loan Parties and a group of lenders, including PNC Bank, National Association, as Administrative Agent, as amended. The Credit Agreement Amendment amended the Credit Agreement to, among other things, (i) extend the maturity of the Credit Agreement from March 3, 2010 until December 11, 2011 and (ii) decrease the interest rate payable under the Credit Agreement. Under Credit Agreement, interest was payable at a base rate plus an applicable margin of up to 1.00% if the Operating Company selected the base rate borrowing option under the Credit Agreement or at a rate derived from the London Interbank Offered Rate (“LIBOR”) plus an applicable margin ranging from 1.00% to 2.00% if the Operating Company selected the LIBOR-based borrowing option. Pursuant to the Credit Agreement Amendment, interest is now payable at a base rate plus an applicable margin of up to 0.75% if the Operating Company selects the base rate borrowing option under the Credit Agreement or at a rate derived from LIBOR plus an applicable margin ranging from 0.75% to 1.75% if the Operating Company selects the LIBOR-based borrowing option.

A copy of the Credit Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amendment to Note Purchase Agreement

On December 8, 2006, PVR, the Operating Company and the Operating Company’s subsidiaries entered into the Second Amendment (the “Note Amendment”) to the Note Purchase Agreements (the “Note Purchase Agreements”) dated as of March 27, 2003 whereunder the Operating Company has issued $90 million aggregate principal amount of its 6.02% (originally 5.77%) senior notes which are due March 27, 2010. Under the definition of “Change of Control” in the Note Purchase Agreements, the consummation of the Offering would have constituted a “Change of Control” for purposes of the Note Purchase Agreements. The Note Amendment amended the definition of “Change of Control” in a manner such that the consummation of the Offering did not constitute a “Change of Control” so long as Penn Virginia Corporation and its affiliates continue to own directly or indirectly at least a majority of the general partnership interests of the Partnership.

A copy of the Note Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On December 8, 2006, in connection with the closing of the Offering, the Partnership entered into a Contribution and Conveyance Agreement (the “Contribution Agreement”) among Penn Virginia Resource LP Corp. (“LP Corp”), PVR GP, Kanawha Rail Corp. (“KRC”), Penn Virginia Resource GP Corp. (“GP Corp”) and the Partnership, pursuant to which (i) GP Corp contributed all of its membership interest in PVR GP to the Partnership in exchange for 11,317,501 Common Units; (ii) LP Corp contributed all of its PVR Common Units to the Partnership in exchange for 19,362,198 Common Units; and (iii) KRC contributed all of its PVR Common Units to the Partnership in exchange for 1,445,301 Common Units. The transactions involving the sales of the Partnership’s Common Units were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2). The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

A copy of the Contribution Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Agreement of Limited Partnership Agreement of Penn Virginia GP Holdings, L.P.

As described in the Prospectus, on December 8, 2006, the Partnership amended and restated its Agreement of Limited Partnership (the “Amended Partnership Agreement”) in connection with the closing of the Offering. A description of the Amended Partnership Agreement is contained in the section entitled “Description of Our Partnership Agreement” of the Prospectus and is incorporated herein by reference. A copy of the Amended Partnership Agreement as adopted is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amended and Restated Limited Liability Company Agreement of PVG GP, LLC

As described in the Prospectus, on December 8, 2006, the General Partner amended and restated its Limited Liability Company Agreement (the “Amended LLC Agreement”) in connection with the closing of the Offering. A description of the material provisions of the Amended LLC Agreement is contained in the section entitled “Certain Relationships and Related Transactions—Material Provisions of Our General Partner’s Limited Liability Company Agreement” of the Prospectus and is incorporated herein by reference. A copy of the Amended LLC Agreement as adopted is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 4 to First Amended and Restated Agreement of Limited Partnership Agreement of Penn Virginia Resource Partners, L.P.

On December 8, 2006, PVR entered into Amendment No. 4 (the “PVR Partnership Agreement Amendment”) to its First Amended and Restated Agreement of Limited Partnership in connection with the closing of the Offering. The PVR Partnership Agreement Amendment created and established the terms and conditions of the PVR Class B Units. As described in the Prospectus, pursuant to the PVR Partnership Agreement Amendment, each PVR Class B Unit will initially be entitled to receive 100% of the quarterly cash distribution paid in respect of each PVR Common Unit except that the PVR Class B Units will be subordinated to the PVR Common Units with respect to the payment of the minimum quarterly distribution and any arrearages with respect to the payment of the minimum quarterly distribution. PVR will be required to submit to a vote of PVR’s unitholders, as promptly as practicable following the issuance of the PVR Class B Units, a proposal to change the terms of the PVR Class B Units in order to provide that the PVR Class B Units will convert into PVR Common Units, on a one-for-one basis, immediately upon the approval by the PVR unitholders. Holders of the PVR Class B

Units will not be entitled to vote upon the proposal to change the terms of the PVR Class B Units but otherwise will be entitled to the same voting rights as PVR Common Units, and the PVR Class B Units will vote with the PVR Common Units as a single class on each matter with respect to which the PVR Common Units are entitled to vote. If PVR’s unitholders do not approve the proposal to change the terms of the PVR Class B Units within 12 months following the issuance of the PVR Class B Units, then each PVR Class B Unit will be entitled to receive 115% of the quarterly amount distributed by PVR in respect of each PVR Common Unit on a subordinated basis to the payment of the minimum quarterly distribution on the PVR Common Units.

Upon the dissolution and liquidation of PVR, each PVR Class B Unit will initially be entitled to receive 100% of the amount distributed on each PVR Common Unit, but only after each PVR Common Unit has received an amount equal to its capital account, plus the minimum quarterly distribution for the quarter in which the liquidation occurs, plus any arrearages in the minimum quarterly distribution with respect to prior quarters. If, however, PVR’s unitholders do not approve the proposal to change the terms of the PVR Class B Units to make them convertible into PVR Common Units, then each PVR Class B Unit will be entitled upon liquidation to receive 115% of the amount distributed in respect of each PVR Common Unit, but only after each PVR Common Unit has received an amount equal to its capital account, plus the minimum quarterly distribution for the quarter in which the liquidation occurs, plus any arrearages in the minimum quarterly distribution with respect to prior quarters on a subordinated basis to liquidating distributions on the PVR Common Units.

A copy of the PVR Partnership Agreement Amendment as adopted is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Fourth Amended and Restated Limited Liability Company Agreement of Penn Virginia Resource GP, LLC

On December 8, 2006, PVR GP amended and restated its Third Amended and Restated Limited Liability Company Agreement (the “PVR GP LLC Agreement”) in connection with the closing of the Offering to reflect the Partnership as being the new sole managing member of PVR GP as a result of the transactions contemplated by the Contribution Agreement. The material provisions of the PVR GP LLC Agreement remain unchanged. A copy of the PVG GP LLC Agreement as adopted is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Agreement of Limited Partnership of Penn Virginia GP Holdings, L.P.

3.2	First Amended and Restated Limited Liability Company Agreement of PVG GP, LLC.

3.3	Amendment No. 4 to First Amended and Restated Agreement of Limited Partnership of Penn Virginia Resource Partners, L.P. (incorporated by reference to Exhibit 3.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

3.4	Fourth Amended and Restated Limited Liability Company Agreement of Penn Virginia Resource GP, LLC (incorporated by reference to Exhibit 3.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

4.1	Second Amendment to Note Purchase Agreement dated as of December 8, 2006 among Penn Virginia Operating Co., LLC, Penn Virginia Resource Partners, L.P. and the noteholders party thereto (incorporated by reference to Exhibit 4.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

10.1	Third Amendment to Amended and Restated Credit Agreement dated as of December 11, 2006 among Penn Virginia Operating Co., LLC, PNC Bank National Association, as agent, and the other financial institutions party thereto (incorporated by reference to Exhibit 10.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

10.2	Contribution and Conveyance Agreement dated as of December 8, 2006 among Penn Virginia Resource LP Corp., Penn Virginia Resource GP, LLC, Kanawha Rail Corp., Penn Virginia GP Holdings, L.P. and Penn Virginia GP Corp.

10.3	Omnibus Agreement dated October 30, 2001 among the Penn Virginia Corporation, Penn Virginia Resource GP, LLC, Penn Virginia Operating Co., LLC and Penn Virginia Resource Partners, L.P. (incorporated by reference to Exhibit 10.6 to Amendment No. 2 to Penn Virginia Resource Partners, L.P.’s Registration Statement on Form S-1 filed on October 4, 2001).

10.4	Amendment No. 1 to Omnibus Agreement dated December 19, 2002 among Penn Virginia Corporation, Penn Virginia Resource GP, LLC, Penn Virginia Operating Co., LLC and Penn Virginia Resource Partners, L.P. (incorporated by reference to Exhibit 10.7 to Penn Virginia Resource Partners, L.P.’s Annual Report on Form 10-K for the year ended December 31, 2002).

10.5	Non-Compete Agreement dated December 8, 2006 among Penn Virginia GP Holdings L.P., Penn Virginia Resource Partners, L.P. and Penn Virginia Resource GP, LLC (incorporated by reference to Exhibit 10.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2006

Penn Virginia GP Holdings, L.P.

By:	PVG GP, LLC
its general partner

By:	/s/ Nancy M. Snyder
Nancy M. Snyder
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Agreement of Limited Partnership of Penn Virginia GP Holdings, L.P.

3.2	First Amended and Restated Limited Liability Company Agreement of PVG GP, LLC.

3.3	Amendment No. 4 to First Amended and Restated Agreement of Limited Partnership of Penn Virginia Resource Partners, L.P. (incorporated by reference to Exhibit 3.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

3.4	Fourth Amended and Restated Limited Liability Company Agreement of Penn Virginia Resource GP, LLC (incorporated by reference to Exhibit 3.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

4.1	Second Amendment to Note Purchase Agreement dated as of December 8, 2006 among Penn Virginia Operating Co., LLC, Penn Virginia Resource Partners, L.P. and the noteholders party thereto (incorporated by reference to Exhibit 4.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

10.1	Third Amendment to Amended and Restated Credit Agreement dated as of December 11, 2006 among Penn Virginia Operating Co., LLC, PNC Bank National Association, as agent, and the other financial institutions party thereto (incorporated by reference to Exhibit 10.1 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).

10.2	Contribution and Conveyance Agreement dated as of December 8, 2006 among Penn Virginia Resource LP Corp., Penn Virginia Resource GP, LLC, Kanawha Rail Corp., Penn Virginia GP Holdings, L.P. and Penn Virginia GP Corp.

10.3	Omnibus Agreement dated October 30, 2001 among the Penn Virginia Corporation, Penn Virginia Resource GP, LLC, Penn Virginia Operating Co., LLC and Penn Virginia Resource Partners, L.P. (incorporated by reference to Exhibit 10.6 to Amendment No. 2 to Penn Virginia Resource Partners, L.P.’s Registration Statement on Form S-1 filed on October 4, 2001).

10.4	Amendment No. 1 to Omnibus Agreement dated December 19, 2002 among Penn Virginia Corporation, Penn Virginia Resource GP, LLC, Penn Virginia Operating Co., LLC and Penn Virginia Resource Partners, L.P. (incorporated by reference to Exhibit 10.7 to Penn Virginia Resource Partners, L.P.’s Annual Report on Form 10-K for the year ended December 31, 2002).

10.5	Non-Compete Agreement dated December 8, 2006 among Penn Virginia GP Holdings L.P., Penn Virginia Resource Partners, L.P. and Penn Virginia Resource GP, LLC (incorporated by reference to Exhibit 10.2 to Penn Virginia Resource Partners, L.P.’s Current Report on Form 8-K dated December 8, 2006, filed on December 13, 2006).